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                                                                     EXHIBIT 1.1


                            MED-EMERG INTERNATIONAL, INC.

                           1,250,000 Shares of Common Stock
                                         and
                 1,250,000 Redeemable Common Stock Purchase Warrants


                                UNDERWRITING AGREEMENT


                                                 ___________, 1997

Network 1 Financial Securities, Inc.
The Galleria, Penthouse
2 Bridge Avenue
Red Bank, New Jersey 07701

Gentlemen:

    Med-Emerg International, Inc., a corporation organized under the laws of the Province of Ontario, Canada (the "Company"), hereby confirms its agreement with Network 1 Financial Securities, Inc. ("Network"), as representative (the "Representative") of the several underwriters listed on Schedule 1 annexed hereto (the "Underwriters"), as set forth below.

    The Company proposes to issue and sell to the Underwriters an aggregate of
(i) 1,250,000 shares (the "Firm Shares") of the Company's common stock, no par value (the "Common Stock"), and (ii) 1,250,000 redeemable warrants to purchase Common Stock (the "Firm Warrants"). In addition, for the sole purpose of covering over-allotments from the sale of the Firm Shares and the Firm Warrants,
(A) the Company proposes to grant to the Underwriters an option to purchase an additional 187,500 redeemable warrants to purchase Common Stock (the "Option Warrants") and (B) each of the Selling Shareholders named on Schedule 2 annexed hereto ("Schedule 2") proposes to grant to the Underwriters an option to purchase the number of shares of Common Stock set forth opposite his or its name on Schedule 2 (the "Option Shares"), all as provided in section 2(c) of this agreement (the "Agreement"). The Firm Shares and the Option Shares are collectively referred to herein as the "Shares." The Firm Warrants and the Option Warrants are collectively referred to herein as the "Warrants." Any shares of Common Stock issuable upon the exercise of any Warrants are referred to herein as "Warrant Shares." The Firm Shares and the Firm Warrants are collectively referred to herein as the "Firm Securities;" the Option Shares and the Option Warrants are collectively referred to herein as the "Option Securities;" and the Firm Securities, the Option Securities and the Warrant Shares are collectively referred to herein as the "Securities."

    Pursuant to an agreement to be entered into among the Company, the Underwriter and Continental Stock Transfer and Trust Company (the "Warrant Agreement"), each Warrant will be exercisable during the period commencing on the first anniversary of the effective date of the Registration Statement (as hereinafter defined) (the "Effective Date") and expiring on the fifth anniversary thereof, subject to redemption by the Company (as described below), at an initial exercise price (subject to adjustment as set forth in the Warrant Agreement) of $5.00 per share. The Warrants will be redeemable at a price of $.10 per Warrant, commencing on the second anniversary of the Effective Date (or earlier with the consent of the Representative) and prior to their expiration, upon not less than 30 days prior written notice to the holders of the Warrants, provided that the closing bid price of the Common Stock as reported on the Nasdaq SmallCap Market if traded thereon, or if not traded thereon, the closing sale price if listed on the Nasdaq National Market or a national or regional securities exchange (or other reporting system that provides last sales prices), shall have been at least $8.00 per share, subject to adjustment, for 20 consecutive trading days ending three days prior to the date on which the Company gives notice of redemption, subject to the right of the holder to exercise such Warrants prior to redemption.

    1. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to, and agrees with, the Underwriter that:

         (a) A registration statement on Form F-1 (File No. 333-21865), with respect to the Securities and the Underwriters' Warrant Securities (as hereinafter defined), including a prospectus subject to completion, has been filed by the Company with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act "), and one or more amendments to that registration statement may have been so filed. Copies of such registration statement and of each amendment heretofore filed by the Company with the Commission have been delivered to the Underwriters. After the execution of this Agreement, the Company will file with the Commission either
(i) if the registration statement, as it may have been amended, has been declared by the Commission to be effective under the Act, a prospectus in the form most recently included in that registration statement (or, if an amendment thereto shall have been filed, in such amendment), with such changes or insertions as are required by Rule 430A under the Act or permitted by Rule 424(b) under the Act and as have been provided to and approved by the Underwriters prior to the execution of this Agreement, or (ii) if that registration statement, as it may have been amended, has not been declared by the Commission to be effective under the Act, an amendment to that registration statement, including a form of prospectus, a copy of which amendment has been furnished to and approved by the Underwriters prior to the execution of this Agreement. The Company also may file a related registration statement with the Commission pursuant to Rule 462(b) under the Act for purposes of registering certain additional Securities, which registration statement shall become effective upon filing with the Commission (the "Rule 462(b) Registration Statement"). As used in this Agreement, the term "Registration Statement" means that registration statement, as amended at the time it was or is declared effective, and any amendment thereto that was or is thereafter declared effective, including all financial schedules and exhibits thereto and any information omitted therefrom pursuant to Rule 430A under the Act and included in the Prospectus (as hereinafter defined), together with any Rule 462(b) Registration Statement; the term "Preliminary Prospectus" means each prospectus subject to completion filed with the Registration Statement (including the prospectus subject to completion, if any, included in the Registration Statement at the time it was or is declared effective); and the term "Prospectus" means the prospectus first filed with the Commission pursuant to Rule 424(b) under the Act or, if no

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prospectus is so filed pursuant to Rule 424(b), the prospectus included in the
Registration Statement. The Company has caused to be delivered to the Underwriters copies of each Preliminary Prospectus and has consented to the use of those copies for the purposes permitted by the Act. If the Company has elected to rely on Rule 462(b) and the Rule 462(b) Registration Statement has not been declared effective, then (i) the Company has filed a Rule 462(b) Registration Statement in compliance with and that is effective upon filing pursuant to Rule 462(b) and has received confirmation of its receipt and (ii) the Company has given irrevocable instructions for transmission of the applicable filing fee in connection with the filing of the Rule 462(b) Registration Statement, in compliance with Rule 111 promulgated under the Act or the Commission has received payment of such filing fee.

         (b) The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus. When each Preliminary Prospectus and each amendment and each supplement thereto was filed with the Commission it (i) contained all statements required to be stated therein, in accordance with, and complied with the requirements of, the Act and the rules and regulations of the Commission thereunder and (ii) did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. When the Registration Statement was or is declared effective, it (i) contained or will contain all statements required to be stated therein in accordance with, and complied or will comply with the requirements of, the Act and the rules and regulations of the Commission thereunder and (ii) did not or will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading. When the Prospectus and each amendment or supplement thereto is filed with the Commission pursuant to Rule 424(b) (or, if the Prospectus or such amendment or supplement is not required so to be filed, when the Registration Statement containing such Prospectus or amendment or supplement thereto was or is declared effective) and on the Firm Closing Date and any Option Closing Date (as each such term is hereinafter defined), the Prospectus, as amended or supplemented at any such time, (i) contained or will contain all statements required to be stated therein in accordance with, and complied or will comply with the requirements of, the Act and the rules and regulations of the Commission thereunder and (ii) did not or will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The foregoing provisions of this paragraph (b) do not apply to statements or omissions made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by the Underwriters specifically for use therein.

         (c) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the Province of Ontario, Canada, and is duly qualified or authorized to transact business as a foreign corporation and is in good standing in each jurisdiction where the ownership or leasing of its property or the conduct of its business requires such qualification or authorization.

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         (d)  The Company has full corporate power and authority, and all necessary material authorizations, approvals, orders, licenses, certificates and permits of and from all governmental regulatory authorities, to own or lease its property and conduct its business as now being conducted and as proposed to be conducted as described in the Registration Statement and the Prospectus (and, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

         (e) Except for the subsidiaries listed in Exhibit 21.1 to the Registration Statement (the "Subsidiaries"), the Company does not own, directly or indirectly, an interest in any corporation, partnership, limited liability company, joint venture, trust or other business entity. Each Subsidiary is duly qualified and licensed and in good standing in its jurisdiction of formation and as a foreign corporation in each jurisdiction where the ownership or leasing of its property or the conduct of its business requires such qualification or licensing. Each Subsidiary has full corporate power and authority, and all necessary material authorizations, approvals, orders, licenses, certificates and permits of and from all governmental regulatory authorities, to own or lease its properties and conduct its business as now being conducted and as proposed to be conducted as described in the Prospectus (and, if the Prospectus is not in existence, the most recent Preliminary Prospectus)

         (f) The Company has an authorized, issued and outstanding capitalization as set forth in the Prospectus (and, if the Prospectus is not in existence, the most recent Preliminary Prospectus). All of the issued shares of capital stock of the Company have been duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights. There are no outstanding options, warrants or other rights granted by the Company to purchase shares of its Common Stock or other securities, other than as described in the Prospectus (and, if the Prospectus is not in existence, the most recent Preliminary Prospectus). The Shares and the Warrant Shares have been duly authorized, and the Warrant Shares have been duly reserved for issuance, by all necessary corporate action on the part of the Company and, when the Shares are issued and delivered to and paid for by the Underwriter pursuant to this Agreement and the Warrant Shares are issued and delivered to and paid for by the holders of Warrants upon exercise of the Warrants in accordance with the terms thereof, the Shares and the Warrant Shares will be validly issued, fully paid, nonassessable and free of preemptive rights and will conform to the description thereof in the Prospectus (and, if the Prospectus is not in existence, the most recent Preliminary Prospectus). No holder of outstanding securities of the Company is entitled as such to any preemptive or other right to subscribe for any of the Securities, and no person is entitled to have securities registered by the Company under the Registration Statement or otherwise under the Act other than as described in the Prospectus (and, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

         (g) The capital stock of the Company conforms to the description thereof contained in the Prospectus (and, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

         (h) All issuances of securities of the Company have been effected pursuant to an exemption from the registration requirements of the Act. Except as previously disclosed in writing to the Representative, no compensation was paid to or on behalf of any member of the National

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Association of Securities Dealers, Inc. ("NASD"), or any affiliate or employee thereof, in connection with any such issuance.

         (i) The consolidated financial statements of the Company included in the Registration Statement and the Prospectus (and, if the Prospectus is not in existence, the most recent Preliminary Prospectus) fairly present the financial position of the Company and its subsidiaries as of the dates indicated and the results of operations of the Company and its subsidiaries for the periods specified. Such consolidated financial statements have been prepared in accordance with accounting principles generally accepted in Canada, consistently applied, except to the extent that certain footnote disclosures regarding unaudited interim periods may have been omitted in accordance with the applicable rules of the Commission under the Securities Exchange Act of 1934, as amended (the "1934 Act"). The consolidated financial data set forth under the caption "Summary Consolidated Financial Information" in the Prospectus (and, if the Prospectus is not in existence, the most recent Preliminary Prospectus) fairly present, on the basis stated in the Prospectus (or such Preliminary Prospectus), the information included therein.

         (j) KMPG and Zaritsky Penny, who have audited certain financial statements of the Company and delivered their report with respect to the consolidated financial statements included in the Registration Statement and the Prospectus (and, if the Prospectus is not in existence, the most recent Preliminary Prospectus), are independent public accountants with respect to the Company as required by the Act and the applicable rules and regulations thereunder.

         (k) Since the respective dates as of which information is given in the Registration Statement and the Prospectus (and, if the Prospectus is not in existence, the most recent Preliminary Prospectus), (i) except as otherwise contemplated therein, there has been no material adverse change in the business, operations, condition (financial or otherwise), earnings or prospects of the Company and the Subsidiaries, whether or not arising in the ordinary course of business, (ii) except as otherwise stated therein, there have been no transactions entered into by the Company or the Subsidiaries and no commitments made by the Company or the Subsidiaries that, individually or in the aggregate, are material with respect to the Company and the Subsidiaries, (iii) there has not been any change in the capital stock or indebtedness of the Company and the Subsidiaries, and (iv) there has been no dividend or distribution of any kind declared, paid or made by the Company in respect of any class of its capital stock.

         (l) The Company has full corporate power and authority to enter into and perform its obligations under this Agreement, the Warrant Agreement and the Underwriters' Warrant Agreement (as hereinafter defined). The execution and delivery of this Agreement and the Underwriters' Warrant Agreement have been duly authorized by all necessary corporate action on the part of the Company and this Agreement, the Warrant Agreement and the Underwriters' Warrant Agreement have each been duly executed and delivered by the Company and each is a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and other similar laws affecting creditors' rights generally and

                                          5
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by general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law), and except as rights to indemnity and contribution under this Agreement may be limited by applicable law. The issuance, offering and sale by the Company to the Underwriters of the Securities pursuant to this Agreement or the Underwriters' Securities pursuant to the Underwriters' Warrant Agreement, the compliance by the Company with the provisions of this Agreement, the Warrant Agreement and the Underwriters'
Warrant Agreement, and the consummation of the other transactions contemplated by this Agreement, the Warrant Agreement and the Underwriters' Warrant Agreement do not (i) require the consent, approval, authorization, registration or qualification of or with any court or governmental or regulatory authority, except such as have been obtained or may be required under state securities or blue sky laws and, if the registration statement filed with respect to the Securities (as amended) is not effective under the Act as of the time of execution hereof, such as may be required (and shall be obtained as provided in this Agreement) under the Act, or (ii) conflict with or result in a breach or violation of, or constitute a default under, any material contract, indenture, mortgage, deed of trust, loan agreement, note, lease or other material agreement or instrument to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary or any of its property is bound or subject, or the certificate of incorporation or by-laws of the Company or any Subsidiary, or any statute or any rule, regulation, judgment, decree or order of any court or other governmental or regulatory authority or any arbitrator applicable to the Company or any Subsidiary.

         (m) No legal or governmental proceedings are pending to which the Company or any Subsidiary is a party or to which the property of the Company or any Subsidiary is subject, and no such proceedings have been threatened against the Company or any Subsidiary or with respect to any of its property, except such as are described in the Prospectus (and, if the Prospectus is not in existence, the most recent Preliminary Prospectus). No contract or other document is required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement that is not described therein (and, if the Prospectus is not in existence, in the most recent Preliminary Prospectus) or filed as required.

         (n) Neither the Company nor any Subsidiary is in (i) violation of its certificate of incorporation, by-laws or other governing documents, (ii) violation in any material respect of any law, statute, regulation, ordinance, rule, order, judgment or decree of any court or any governmental or regulatory authority applicable to it, or (iii) default in any material respect in the performance or observance of any obligation, agreement, covenant or condition contained in any material contract, indenture, mortgage, deed of trust, loan agreement, note, lease or other material agreement or instrument to which it is a party or by which it or any of its property may be bound or subject, and no event has occurred which with notice or lapse of time or both would constitute such a default.

         (o) The Company and the Subsidiaries currently own or possess adequate rights to use all intellectual property, including all trademarks, service marks, trade names, copyrights, inventions, know-how, trade secrets, proprietary technologies, processes and substances, or applications or licenses therefor, that are described in the Prospectus (and if the Prospectus is not in existence, the most recent Preliminary Prospectus), and any other rights or interests in items of

                                          6
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intellectual property as are necessary for the conduct of the business now conducted or proposed to be conducted by them as described in the Prospectus (or, such Preliminary Prospectus), and, except as disclosed in the Prospectus (and such Preliminary Prospectus), the Company is not aware of the granting of any patent rights to, or the filing of applications therefor by, others, nor is the Company aware of, nor has the Company received notice of, infringement of or conflict with asserted rights of others with respect to any of the foregoing. All such intellectual property rights and interests are (i) valid and enforceable and (ii) to the best knowledge of the Company, not being infringed by any third parties.

         (p) The Company and each Subsidiary possesses adequate licenses, orders, authorizations, approvals, certificates or permits issued by the appropriate federal, state or foreign regulatory agencies or bodies necessary to conduct its business as described in the Registration Statement and the Prospectus (and, if the Prospectus is not in existence, the most recent Preliminary Prospectus), and, except as disclosed in the Prospectus (and, if the Prospectus is not in existence, the most recent Preliminary Prospectus), there are no pending or, to the best knowledge of the Company, threatened, proceedings relating to the revocation or modification of any such license, order, authorization, approval, certificate or permit.

         (q) The Company and each Subsidiary has good and marketable title to all of the properties and assets reflected in the Company's consolidated financial statements or as described in the Registration Statement and the Prospectus (and, if the Prospectus is not in existence, the most recent Preliminary Prospectus), subject to no lien, mortgage, pledge, charge or encumbrance of any kind, except those reflected in such consolidated financial statements or as described in the Registration Statement and the Prospectus (and such Preliminary Prospectus). Except as disclosed in the Prospectus, the Company and each Subsidiary occupies its leased properties under valid and enforceable leases conforming to the description thereof set forth in the Registration Statement and the Prospectus (and such Preliminary Prospectus).

         (r) The Company is not and does not intend to conduct its business in a manner in which it would be an "investment company" as defined in Section 3(a) of the Investment Company Act of 1940 (the "Investment Company Act").

         (s) Except as listed on Schedule 3 hereto, the Company has obtained and delivered to the Representative the agreements (the "Lock-up Agreements") with the officers, directors and other security holders owning or having rights to acquire shares of Common Stock or preferred stock to the effect that, among other things, each such person (i) will not, commencing on the Effective Date and continuing for the period thereafter set forth opposite their names on
Schedule 3, directly or indirectly, sell, offer or contract to sell or grant any option to purchase, transfer, assign or pledge, or otherwise encumber, or dispose of any shares of Common Stock or preferred stock or any securities convertible into or exercisable for Common Stock or preferred stock now or hereafter owned by such person without the prior written consent of the Representative, and (ii) will comply with any additional restriction or condition on the disposition of such Common Stock or preferred


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stock which may be required to qualify the offering of the Securities in any state in accordance with the blue sky or securities laws of such state.

         (t) No labor dispute with the employees of the Company or any Subsidiary exists, is threatened or, to the best of the Company's knowledge, is imminent that could result in a material adverse change in the condition (financial or otherwise), business, prospects, net worth or results of operations of the Company and the Subsidiaries, except as described in or contemplated by the Prospectus (and, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

          (u) The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; neither the Company nor any Subsidiary has been refused any insurance coverage sought or applied for; and neither the Company nor any Subsidiary has reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially and adversely affect the condition (financial or otherwise), business, prospects, net worth or results of operations of the Company and the Subsidiaries, except as described in or contemplated by the Prospectus (and, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

         (v) The Underwriters' Warrants (as hereinafter defined) will conform to the description thereof in the Registration Statement and in the Prospectus (and, if the Prospectus is not in existence, the most recent Preliminary Prospectus) and, when sold to and paid for by the Underwriters in accordance with the Underwriters' Warrant Agreement, will have been duly authorized and validly issued and will constitute valid and binding obligations of the Company entitled to the benefits of the Underwriters' Warrant Agreement. The shares of Common Stock issuable upon exercise of the Underwriters' Warrants and the Warrants issuable upon exercise thereof (the "Underwriters' Warrant Shares") have been duly authorized and reserved for issuance upon exercise of the Underwriters' Warrants and the Warrants issuable upon exercise thereof by all necessary corporate action on the part of the Company and, when issued and delivered and paid for upon such exercise in accordance with the terms of the Underwriters' Warrant Agreement, the Underwriters' Warrants, and the Warrants issuable upon exercise thereof, respectively, will be validly issued, fully paid, nonassessable and free of preemptive rights and will conform to the description thereof in the Prospectus (and, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

         (w) No person has acted as a finder in connection with, or is entitled to any commission, fee or other compensation or payment for services as a finder for or for originating, or introducing the parties to, the transactions contemplated herein and the Company will indemnify the Underwriter with respect to any claim for finder's fees in connection herewith. Except as set forth in the Registration Statement and the Prospectus (and, if the Prospectus is not in existence, the most recent Preliminary Prospectus), the Company has no management or financial consulting agreement with anyone. No promoter, officer, director or stockholder of the Company is, directly or indirectly,

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affiliated or associated with an NASD member and no securities of the Company have been acquired by an NASD member, except as previously disclosed in writing to the Representative.

         (x) The Company and each Subsidiary has filed all federal, state, local and foreign tax returns which are required to be filed through the date hereof, or has received extensions thereof, and has paid all taxes shown on such returns and all assessments received by it to the extent that the same are material and have become due.

         (y) Neither the Company nor any director, officer, agent, employee or other person associated with or acting on behalf of the Company has, directly or indirectly: used any corporate funds for unlawful contributions, gifts, entertainment, or other unlawful expenses relating to political activity; made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds; violated any provision of the Foreign Corrupt Practices Act of 1977, as amended; or made any bribe, rebate, payoff, influence payment, kickback, or other unlawful payment. No transaction has occurred between or among the Company and any of its officers or directors or any affiliates of any such officer or director, that is required to be described in and is not described in the Registration Statement and the Prospectus.

         (z) Neither the Company nor any of its officers, directors or affiliates (as defined in the Regulations), has taken or will take, directly or indirectly, prior to the completion of the Offering, any action designed to stabilize or manipulate the price of any security of the Company, or which has caused or resulted in, or which might in the future reasonably be expected to cause or result in, stabilization or manipulation of the price of any security of the Company, to facilitate the sale or resale of any of the Securities or the Option Securities.

    2. PURCHASE, SALE AND DELIVERY OF THE SECURITIES AND THE UNDERWRITER'S WARRANTS.

         (a) On the basis of the representations, warranties, agreements and covenants herein contained and subject to the terms and conditions herein set forth, the Company agrees to issue and sell to each Underwriter, and each Underwriter agrees to purchase from the Company, severally and not jointly, the number of Firm Shares as set forth opposite its name on Schedule 4 annexed hereto ("Schedule 4"), at a purchase price of $3.825 per share and the Firm Warrants at a purchase price of $.09 per Warrant.

         (b) Certificates in definitive form for the Firm Securities that the Underwriters have agreed to purchase hereunder, and in such denomination or denominations and registered in such name or names as the Underwriters request upon notice to the Company at least 48 hours prior to the Firm Closing Date, shall be delivered by or on behalf of the Company to the Underwriters, against payment by or on behalf of the Underwriters of the purchase prices therefor by certified or official bank check or checks drawn upon or by a New York Clearing House bank and payable in next-day funds to the order of the Company. Such delivery of and payment for the Firm Securities shall be made at the offices of Counsel for the Underwriters, 605 Third Avenue, New York, New

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York at 9:30 A.M., New York City time on ___________, 1997, or at such other place, time or date as the Underwriters and the Company may agree upon, such time and date of delivery against payment being herein referred to as the "Firm Closing Date. The Company will make such certificates for the Firm Securities available for checking and packaging by the Underwriters, at such offices as may be designated by the Representative, at least 24 hours prior to the Firm Closing Date. In lieu of physical delivery, the closing may occur by "DTC" delivery.

         (c) For the purpose of covering any over-allotments in connection with the distribution and sale of the Firm Securities as contemplated by the Prospectus, the Company hereby grants to the Underwriter an option to purchase any or all of the Option Warrants and the Selling Shareholders hereby grant the Underwriters an option to purchase the Option Shares, which options are exercisable by the Representative on behalf of and for the account of the Underwriters. The purchase price to be paid for any of the Option Securities shall be the same price per share or Warrant as the price per share or Warrant for the Firm Securities set forth above in paragraph (a) of this section 2. The option granted hereby may be exercised as to all or any part of the Option Securities from time to time within 45 calendar days after the Firm Closing Date. The Underwriters shall not be under any obligation to purchase any of the Option Securities prior to the exercise of such option. The Representative may from time to time exercise the option granted hereby on behalf of the Underwriters by giving notice in writing or by telephone (confirmed in writing) to the Company and the Selling Shareholders (in the case of the Option Shares) setting forth the aggregate number of Option Securities as to which the Underwriters are then exercising the option and the date and time for delivery of and payment for such Option Securities. Any such date of delivery shall be determined by the Underwriters but shall not be earlier than two business days or later than three business days after such exercise of the option and, in any event, shall not be earlier than the Firm Closing Date. The time and date set forth in such notice, or such other time on such other date as the Representative and the Company may agree upon, is herein called the "Option Closing Date" with respect to such Option Securities. Upon exercise of the option as provided herein, the Company and/or the Selling Shareholders shall become obligated to sell to the Underwriters, and, subject to the terms and conditions herein set forth, each Underwriter shall become obligated to purchase from the Company and the Selling Shareholders, the Option Securities as to which the Underwriter is then exercising its option. If the option is exercised as to all or any portion of the Option Securities, certificates in definitive form for such Option Securities, and payment therefor, shall be delivered on the related Option Closing Date in the manner, and upon the terms and conditions, set forth in paragraph (b) of this section 2, except that reference therein to the Firm Securities and the Firm Closing Date shall be deemed, for purposes of this paragraph (c), to refer to such Option Securities and Option Closing Date, respectively.

         (d) On the Firm Closing Date, the Company will further issue and sell to the Underwriters or, at the direction of the Underwriters, to bona fide officers of the Underwriters, for an aggregate purchase price of $10, warrants to purchase Common Stock and redeemable warrants to purchase Common Stock (the "Underwriters' Warrants") entitling the holders thereof to purchase an aggregate of 125,000 shares of Common Stock and 125,000 redeemable warrants to purchase Common Stock for a period of four years, such period to commence on the first anniversary of the

Effective Date. The Underwriters' Warrants shall be exercisable at a price equal to 150% of the initial public offering price of the Common Stock and Warrants, respectively, and shall contain terms and provisions more fully described herein below and as set forth more particularly in the warrant agreement relating to the Underwriters' Warrants to be executed by the Company on the Effective Date (the "Underwriters' Warrant Agreement"), including, but not limited to, (i) customary anti-dilution provisions in the event of stock dividends, split mergers, sales of all or substantially all of the Company's assets, sales of stock below then prevailing market or exercise prices and other events, and (ii) prohibitions of mergers, consolidations or other reorganizations of or by the Company or the taking by the Company of other action during the five-year period following the Effective Date unless adequate provision is made to preserve, in substance, the rights and powers incidental to the Underwriters' Warrants. As provided in the Underwriters' Warrant Agreement, the Underwriters may designate that the Underwriters' Warrants be issued in varying amounts directly to bona fide officers of the Underwriters. As further provided, no sale, transfer, assignment, pledge or hypothecation of the Underwriters' Warrants shall be made for a period of 12 months from the Effective Date, except (i) by operation of law or reorganization of the Company, or (ii) to the Underwriters and bona fide partners, officers of the Underwriters and selling group members. The shares of Common Stock issuable upon exercise of the Underwriters' Warrants and the Warrants issuable upon exercise thereof are referred to herein as the "Underwriters' Warrant Shares"; and the Underwriters' Warrants, the Warrants issuable upon exercise thereof, and the Underwriters' Warrant Shares are collectively referred to herein as the "Underwriters' Securities."

    3. OFFERING BY THE UNDERWRITERS. The Underwriters propose to offer the Firm Securities for sale to the public upon the terms set forth in the Prospectus (the "Offering").

    4. COVENANTS OF THE COMPANY. The Company covenants and agrees with the Underwriters that:

         (a) The Company will use its best efforts to cause the Registration Statement, if not effective at the time of execution of this Agreement, to become effective as promptly as possible. If required, the Company will file the Prospectus and any amendment or supplement thereto with the Commission in the manner and within the time period required by Rule 424(b) under the Act. During any time when a prospectus relating to the Securities is required to be delivered under the Act, the Company (i) will comply with all requirements imposed upon it by the Act and the rules and regulations of the Commission thereunder to the extent necessary to permit the continuance of sales of or dealings in the Securities in accordance with the provisions hereof and of the Prospectus, as then amended or supplemented, and (ii) will not file with the Commission any prospectus or amendment referred to in the first sentence of Section (a) (i) hereof, any amendment or supplement to such prospectus or any amendment to the Registration Statement as to which the Underwriters shall not previously have been advised and furnished with a copy for a reasonable period of time prior to the proposed filing and as to which filing the Underwriters shall not have given their consent. The Company will prepare and file with the Commission, in accordance with the rules and regulations of the Commission, promptly upon request by the Underwriters or counsel to the Underwriters, any amendments to the Registration Statement or amendments or supplements to the

Prospectus that may be necessary or advisable in connection with the distribution of the Securities by the Underwriters, and will use its best efforts to cause any such amendment to the Registration Statement to be declared effective by the Commission as promptly as possible. The Company will advise the Underwriters, promptly after receiving notice thereof, of the time when the Registration Statement or any amendment thereto has been filed or declared effective or the Prospectus or any amendment or supplement thereto has been filed and will provide evidence satisfactory to the Underwriters of each such filing or effectiveness.

         (b) The Company will advise the Underwriters, promptly after receiving notice or obtaining knowledge thereof, of (i) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, (ii) the suspension of the qualification of any Securities for offering or sale in any jurisdiction, (iii) the institution, threat or contemplation of any proceeding for any such purpose or (iv) any request made by the Commission for amending the Registration Statement, for amending or supplementing the Prospectus or for additional information. The Company will use its best efforts to prevent the issuance of any such stop order and, if any such stop order is issued, to obtain the withdrawal thereof as promptly as possible.

         (c) The Company will, in cooperation with counsel to the Underwriters, arrange for the qualification of the Securities for offering and sale under the blue sky or securities laws of such jurisdictions as the Underwriters may designate and will continue such qualifications in effect for as long as may be necessary to complete the distribution of the Securities.

         (d) If, at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event occurs as a result of which the Prospectus, as then amended or supplemented, would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if for any other reason it is necessary at any time to amend or supplement the Prospectus to comply with the Act or the rules or regulations of the Commission thereunder, the Company will promptly notify the Underwriters thereof and, subject to section 4(a) hereof, will prepare and file with the Commission, at the Company's expense, an amendment to the Registration Statement or an amendment or supplement to the Prospectus that corrects such statement or omission or effects such compliance.

         (e) So long as any Warrants are outstanding, the Company shall use its best efforts to cause post-effective amendments to the Registration Statement to become effective in compliance with the Act and without any lapse of time between the effectiveness of any such post-effective amendments and cause a copy of each Prospectus, as then amended, to be delivered to each holder of record of a Warrant and to furnish to the Underwriters and any dealer as many copies of each such Prospectus as the Underwriters or dealer may reasonably request. The Company shall not call for redemption of the Warrants unless a registration statement covering the securities underlying the Warrants has been declared effective by the Commission and remains current at least until the date fixed for redemption. In addition, for so long as any Warrant is outstanding, the Company will promptly notify the Underwriters of any material change in the business, financial condition or prospects of the Company. So long as any of the Warrants remain outstanding, the Company will timely deliver and supply to its Warrant Agent sufficient copies of the Company's current Prospectus, as will enable such Warrant agent to deliver a copy of such Prospectus to any Warrant or other holder where such Prospectus delivery is by law required to be made.

         (f) The Company will, without charge, provide to the Underwriters and to counsel for the Underwriters (i) as many signed copies of the registration statement originally filed with respect to the Securities and each amendment thereto (in each case including exhibits thereto) as the Underwriters may reasonably request, (ii) as many conformed copies of such registration statement and each amendment thereto (in each case without exhibits thereto) as the Underwriters may reasonably request and (iii) so long as a prospectus relating to the Securities is required to be delivered under the Act, as many copies of each Preliminary Prospectus or the Prospectus or any amendment or supplement thereto as the Underwriters may reasonably request.

         (g) The Company, as soon as practicable, will make generally available to its security holders and to the Underwriters an earnings statement of the Company that satisfies the provisions of section 11 (a) of the Act and Rule 158 thereunder.

         (h) The Company will reserve and keep available for issuance that maximum number of authorized but unissued shares of Common Stock which are issuable upon exercise of the Warrants and the Underwriters' Warrants (including the underlying securities) outstanding from time to time.

         (i) The Company will apply the net proceeds from the sale of the Securities as set forth under "Use of Proceeds" in the Prospectus.

         (j) The Company will not, without the prior written consent of the Representative, directly or indirectly offer, agree to sell, sell, grant any option to purchase or otherwise dispose (or announce any offer, agreement to sell, sales grant of any option to purchase or other disposition) of any shares of Common Stock, preferred stock or any securities convertible into, or exchangeable or exercisable for, shares of Common Stock or preferred stock for a period of 24 months after the Effective Date, except (i) the Shares and Warrants issued pursuant to this Agreement, (ii) the Warrant Shares issuable upon exercise of the Warrants, (iii) the Warrants, (iv) the Underwriters' Warrant Shares and Warrants issuable upon the exercise of the Underwriters' Warrants, and (v) shares of Common Stock issuable upon the exercise of options granted and to be granted under the Company's Stock Option Plan as in effect as of the date hereof. The Company also will not for a period of 36 months following the Effective Date, without the prior written consent of the Representative, (i) issue or sell any of its securities pursuant to Regulation S promulgated under the Act or (ii) file a registration on Form S-8 for the sale of securities by a person other than an employee of the Company or a Subsidiary.

         (k) Prior to the Closing Date or the Option Closing Date (if any), the Company will not, directly or indirectly, without prior written consent of the Representative, issue any press release or other public announcement or hold any press conference with respect to the Company or its activities with respect to the Offering (other than trade releases issued in the ordinary course of the Company's business consistent with past practices with respect to the Company's operations).

         (l) If, at the time that the Registration Statement becomes effective, any information shall have been omitted therefrom in reliance upon Rule 430A under the Act, then immediately following the execution of this Agreement, the Company will prepare, and file or transmit for filing with the Commission in accordance with Rule 430A and Rule 424(b) under the Act, copies of the Prospectus including the information omitted in reliance on Rule 430A, or, if required by such Rule 430A, a post-effective amendment to the Registration Statement (including an amended Prospectus), containing all information so omitted.

         (m) The Company will cause the Securities to be included in The Nasdaq Small Cap Market and the Boston Stock Exchange on the Effective Date and to maintain such listings thereafter. The Company will file with The Nasdaq Small Cap Market and the Boston Stock Exchange all documents and notices that are required by companies with securities that are traded on The Nasdaq Small Cap Market and the Boston Stock Exchange.

         (n) During the period of five years from the Firm Closing Date, the Company will, as promptly as possible, not to exceed 135 days, after each annual fiscal period render and distribute reports to its stockholders which will include audited statements of its operations and changes of financial position during such period and its audited balance sheet as of the end of such period, as to which statements the Company's independent certified public accountants shall have rendered an opinion.

         (o) During a period of three years commencing with the Firm Closing Date, the Company will furnish to the Representative, at the Company's expense, copies of all periodic and special reports furnished to stockholders of the Company and of all information, documents and reports filed with the Commission.

         (p) The Company has appointed Continental Stock Transfer & Trust Company as transfer agent for the Common Stock and warrant agent for the Warrants, subject to the Closing. The Company will not change or terminate such appointment for a period of three years from the Firm Closing Date without first obtaining the written consent of the Representative. For a period of three years after the Effective Date, the Company shall cause the transfer agent and warrant agent to deliver promptly to the Underwriters a duplicate copy of the daily transfer sheets relating to trading of the Securities. The Company shall also provide to the Representative, promptly upon its request, up to four times in any calendar year, copies of DTC or equivalent transfer sheets.

         (q) During the period of 180 days after the date of this Agreement, the Company will not at any time, directly or indirectly, take any action designed to or that will constitute, or that might reasonably be expected to cause or result in, the stabilization of the price of the Common Stock or the Warrants to facilitate the sale or resale of any of the Securities.

         (r) The Company will not take any action to facilitate the sale of any shares of Common Stock pursuant to Rule 144 under the Act if any such sale would violate any of the terms of the Lock-up Agreements.

         (s) Prior to the 120th day after the Firm Closing Date, the Company will provide the Underwriters and their designees with three bound volumes of the transaction documents relating to the Registration Statement and the closing(s) hereunder, in form and substance reasonably satisfactory to the Underwriters.

         (t) The Company shall consult with the Representative prior to the distribution to third parties of any financial information news releases or other publicity regarding the Company, its business, or any terms of this offering and the Underwriters will consult with the Company prior to the issuance of any research report or recommendation concerning the Company's securities. Copies of all documents that the Company or its public relations firm intend to distribute will be provided to the Representative for review prior to such distribution.

         (u) The Company and the Underwriters will advise each other immediately in writing as to any investigation, proceeding, order, event or other circumstance, or any threat thereof, by or relating to the Commission or any other governmental authority, that could impair or prevent the Offering. Except as required by law or as otherwise mutually agreed in writing, neither the Company nor the Underwriters will acquiesce in such circumstances and each will actively defend any proceedings or orders in that connection.

         (v) The Company will, for a period of no less than three years commencing immediately after the Effective Date, engage a designee of the Representative as advisor (the "Advisor") to the Company's Board of Directors, who shall attend meetings of the Board, receive all notices and other correspondence and communications sent by the Company to its Board of Directors and receive compensation equal to that of other non officer directors; provided, that in lieu of the Representative's right to designate an Advisor, the Representative shall have the right during such three-year period, in its sole discretion, to designate one person for election as a director of the Company and the Company will utilize its best efforts to obtain the election of such person who shall be entitled to receive the same compensation, expense reimbursements and other benefits as set forth above. In addition, such Advisor shall be entitled to receive reimbursement for all costs incurred in attending such meetings including, but not limited to, food, lodging and transportation. The Company, during said three-year period, shall schedule no less than four formal meetings (at least one of which shall be "in person" and the others may be held telephonically) of its Board of Directors in each such year at which meetings such Advisor shall be permitted to attend (in person, for each meeting held "in person") as set forth herein; said meetings shall be held quarterly each year and advance notice of such meetings identical to the notice given to directors shall be given to the Advisor. The Company and its principal stockholders shall, during such three year period, give the

Representative timely prior written notice of any proposed acquisitions, mergers, reorganizations or other similar transactions. The Company shall indemnify and hold the Representative and such Advisor or director harmless against any and all claims, actions, damages, costs and expenses, and judgments arising solely out of the attendance and participation of such Advisor or director at any such meeting described herein, and, if the Company maintains a liability insurance policy affording coverage for the acts of its officers and directors, it shall, if possible, include such Advisor or director as an insured under such policy.

         (w) The Company shall first submit to the Representative certificates representing the Securities for approval prior to printing, and shall, as promptly as possible, after filing the Registration Statement with the Commission, obtain CUSIP numbers for the Securities.

         (x) The Company shall engage the Underwriters' counsel to provide the Underwriters, at the closing of any sale of Securities hereunder and quarterly thereafter, with an opinion, setting forth those states in which the Common Stock and Warrants may be traded in non-issuer transactions under the blue sky or securities laws of the 50 states. The Company shall pay such counsel a one-time fee of $12,500 for such opinions at the closing of the sale of the Firm Securities.

         (y) The Company will prepare and file a registration statement with the Commission pursuant to section 12 of the 1934 Act, and will use its best efforts to have such registration statement declared effective by the Commission on an accelerated basis on the day after the Effective Date. For this purpose the Company shall prepare and file with the Commission a General Form of Registration of Securities (Form 8-A or Form 10).

         (z) For so long as the Securities are registered under the 1934 Act, the Company will hold an annual meeting of stockholders for the election of directors within 180 days after the end of each of the Company's fiscal years and within 135 days after the end of each of the Company's fiscal years will provide the Company's stockholders with the audited consolidated financial statements of the Company as of the end of the fiscal year just completed prior thereto. Such consolidated financial statements shall be those required by Rule 14a-3 under the 1934 Act and shall be included in an annual report pursuant to the requirements of such Rule.

         (aa) Prior to the Effective Date, the Company shall obtain key-man life insurance in the minimum amount of $1,000,000 on Carl Pahapill on such terms and conditions as are reasonably satisfactory to the Representative, assuming such coverage is available on commercially reasonable terms.

         (bb) The Company shall retain the Representative as a financial advisor at an annual fee of $60,000 for a 24-month period commencing on the Closing Date. The entire fee of $120,000 shall be payable on the Closing Date.

         (cc) The Company will engage a financial public relations firm reasonably satisfactory to the Representative on or before the Firm Closing Date, and continuously engage such firm, or a substitute firm reasonably acceptable to the Representative, for a period of twelve (12) months following the Firm Closing Date.

         (dd) The Company will take all necessary and appropriate actions to be included in Standard and Poor's Corporation Descriptions or other equivalent manual and to maintain its listing therein for a period of five (5) years from the Effective Date.

         (ee) On or prior to the Effective Date, the Company will give written instructions to the transfer agent for the Common Stock directing said transfer agent to place stop-order restrictions against, and appropriate legends advising of the Lock-up Agreements on, the certificates representing the securities of the Company owned by the persons who have entered into the Lock-up Agreements.

    4A. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE SELLING SHAREHOLDERS. Each of the Selling Shareholders (to the extent applicable) severally represents and warrants to, and agrees with, the Underwriters as follows:

         (a) On the Effective Date, and at all times subsequent thereto up to and on each Option Closing Date (i) all information with respect to such Selling Shareholder contained in the Registration Statement does not and will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading, and (ii) all information with respect to such Selling Shareholder contained in the Prospectus, as amended or supplemented, does not and will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; PROVIDED, HOWEVER, that, as to such Selling Shareholder, the representations and warranties contained in this subsection (a) only apply to statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company or the Underwriters, by or on behalf of such Selling Shareholder, specifically for inclusion in Registration Statement or the Prospectus.

         (b) Such Selling Shareholder has duly authorized, executed and delivered on ___________, 1997 the Irrevocable Power of Attorney, Custody Agreement and Lock-Up Agreement (the "Custody Agreement") with the Company, as custodian (the "Custodian"), and Carl Pahapill and Kathryn Gamble, as attorneys-in-fact (the "Attorneys-in-Fact"), and, such Custody Agreement constitutes the valid, legal and binding agreement of such Selling Shareholder, enforceable in accordance with its terms; such Selling Shareholder has pursuant to the Custody Agreement, duly authorized each and all of the Attorneys-in-Fact to execute and deliver this Agreement on behalf of such Selling Shareholder, and otherwise to act, and to execute documents and instruments, on behalf of such Selling Shareholder in connection with the transactions contemplated by this Agreement, and the Attorneys-in-Fact and the Custodian are each duly authorized by such Selling Shareholder under the Custody Agreement to deliver the Shares to be sold by such Selling Shareholder pursuant to the Agreement, and to accept payment therefor. When executed and delivered by one or more of the Attorneys-in-Fact on behalf of such Selling Shareholder in accordance with the Custody Agreement and this Agreement will have been duly authorized, executed and delivered on behalf of such Selling Shareholder.

         (c) No consent, approval, authorization or order of any court, government, governmental agency or body or financial institution, domestic or foreign (other than under the Securities Act and state securities or blue sky laws), is required for the consummation by such Selling Shareholder of the transactions contemplated in this Agreement or the Custody Agreement, including, without limitation, the sale of the Shares to the Underwriters, as contemplated herein or therein (other than those that have been obtained and are in full force and effect).

         (d) The execution and delivery of this Agreement and the Custody Agreement, and the consummation of the transactions contemplated herein and therein, including, without limitation, the sale of the Shares by the Underwriters, as contemplated herein or therein, will not (i) result in a breach by such Selling Shareholder of, or constitute a default by such Selling Shareholder under, any agreement or instrument or any decree, judgement or order to which such Selling Shareholder is a party or by which such Selling Shareholder is bound or the properties of such Selling Shareholder are subject or (ii) violate any provision of the certificate of incorporation, by-laws, or comparable governing documents of such Selling Shareholder (if such Selling Shareholder is a corporation), or any law, rule or regulation, domestic or foreign, applicable to such Selling Shareholder or to which its properties are subject.

         (e) Such Selling Shareholder who is a Selling Shareholder has, and will on each Option Closing Date have, good and marketable title to the Shares to be sold by such Selling Shareholder pursuant to this Agreement, free and clear of any pledge, lien, security interest, charge, claim, equity or encumbrance of any kind, or restriction on voting or other rights as a shareholder of any nature, other than pursuant to this Agreement and the Custody Agreement; such Selling Shareholder has full right, power and authority to sell, transfer and deliver the Shares, pursuant to this Agreement; upon delivery of such Shares and payment of the purchase price therefor as contemplated in this Agreement each Underwriter will receive good and marketable title to the Shares purchased by it from such Selling Shareholder, free and clear of any pledge, lien, security interest, charge, claim, equity or encumbrance of any kind or of any restriction on transfer or voting or other rights as a shareholder of any nature.

         (f)  Certificates for the Shares to be sold by such Selling
Shareholder pursuant to this Agreement in suitable form for transfer by delivery or accompanied by duly executed instruments of transfer or assignment, executed in blank, have been placed in custody with the Custodian pursuant to the Custody Agreement for purpose of effecting delivery, in accordance with the Custody Agreement and this Agreement.

         (g) Each Selling Shareholder hereby agrees that for a period of twenty-four months from the Effective Date (the "Lock-Up-Period"), such Selling Shareholder will not, without prior written consent of the Representative directly or indirectly, offer, sell or grant any option to purchase, transfer or otherwise dispose of or contract to dispose of (or announce any offer, sale, grant of any option to purchase, or other disposition of), for value or otherwise, any shares of Common Stock, options or warrants to purchase Common Stock, or any securities convertible into or exchangeable for Common Stock, owned directly by such person or with respect to which such person has the power of disposition, other than the sale of the Shares under this Agreement.

         (h) Such Selling Shareholder has not taken and will not take, directly or indirectly, any action designed to, or that might be reasonably expected to, violate Rule 102 of Regulation M under the 1934 Act, or cause or result in stabilization or manipulation of the price of the Common Stock; and such Selling Shareholder has not distributed and will not distribute any prospectus or other offering material in connection with the offering and sale of the Shares.

         (i) In the event the Selling Shareholder is a corporation, such Selling Shareholder is duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization, as the case may be, with all necessary power and authority to execute, deliver and perform the Custody Agreement and this Agreement and to sell and deliver the Shares to the Underwriters in accordance with this Agreement, and upon execution and delivery thereof by one or more of the Attorneys-in-Fact, such agreements will be duly executed and delivered and enforceable against such Selling Shareholder in accordance with their respective terms.

    5.   EXPENSES

         (a) The Company shall pay all costs and expenses incident to the performance of its obligations under this Agreement, whether or not the transactions contemplated hereby are consummated or this Agreement is terminated pursuant to section 10 hereof, including all costs and expenses incident to (i) the preparation, printing and filing or other production of documents with respect to the transactions, including any costs of printing the registration statement originally filed with respect to the Securities and any amendment thereto, any Preliminary Prospectus and the Prospectus and any amendment or supplement thereto, this Agreement, the selected dealer agreement and the other agreements and documents governing the underwriting arrangements and any blue sky memoranda, (ii) all reasonable and necessary arrangements relating to the delivery to the Underwriters of copies of the foregoing documents, (iii) the fees and disbursements of the counsel, the accountants and any other experts or advisors retained by the Company, (iv) the preparation, issuance and delivery to the Underwriters of any certificates evidencing the Securities, including transfer agent's, warrant agent's and registrar's fees or any transfer or other taxes payable thereon, (v) the qualification of the Securities under state blue sky or securities laws, including filing fees and fees and disbursements of counsel for the Underwriters relating thereto (such counsel fees not to exceed $35,000, of which $10,000 shall be due and payable upon the commencement of blue sky filing, together with the related filing fees) and any fees and disbursements of local counsel, if any, retained for such purpose, (vi) the filing fees of the Commission and the NASD relating to the Securities, (vii) the inclusion of the Securities on The Nasdaq SmallCap Market, the Boston Stock Exchange and in the Standard and Poor's Corporation Descriptions Manual, (viii) any "road shows" or other meetings with prospective investors in the Securities, including transportation, accommodation, meal, conference room, audio-visual presentation and similar expenses of the Underwriters or their representatives or designees (other than as shall have been specifically approved by the Underwriters to be paid for by the Underwriters) and (ix) the publication of "tombstone advertisements" in newspapers or other publications selected by the Representative, and the manufacture of prospectus memorabilia. In addition to the foregoing, the Company shall reimburse the Representative for its expenses on the basis of a non-accountable expense allowance in the amount of 3.00% of the gross offering proceeds to be received by the Company, $50,000 of which has been paid by the Company to the Representative. The Representative hereby acknowledges receipt of such $50,000, which shall be credited against the non-accountable expense allowance to be paid by the Company. The unpaid portion of the expense allowance, based on the gross proceeds from the sale of the Firm Securities, shall be deducted from the funds to be paid by the Representative in payment for the Firm Securities, pursuant to section 2 of this Agreement, on the Firm Closing Date. To the extent any Option Securities are sold, any remaining non-accountable expense allowance based on the gross proceeds from the sale of the Option Securities shall be deducted from the funds to be paid by the Representative in payment for the Option Securities, pursuant to section 2 of this Agreement, on the Option Closing Date. The Company warrants, represents and agrees that all such payments and reimbursements will be promptly and fully made.

         (b) Notwithstanding any other provision of this Agreement, if the offering of the Securities contemplated hereby is terminated for any reason, the Company agrees that, in addition to the Company paying its own expenses as described in subparagraph (a) above, (i) the Company shall reimburse the Representative only for its actual accountable out-of-pocket expenses (in addition to blue sky legal fees and expenses referred to in subparagraph (a) above), and (ii) the Representative shall be entitled to retain the non-accountable expense allowance paid by the Company pursuant to subparagraph
(a) above; provided, however, that the amount retained pursuant to this clause
(ii) shall not exceed the Representative's expenses on an accountable basis to the date of such cancellation and that all unaccounted for amounts shall be refunded to the Company. Such expenses shall include, but are not to be limited to, fees for the services and time of counsel for the Underwriters to the extent not covered by clause (i) above, plus any additional expenses and fees, including, but not limited to, travel expenses, postage expenses, duplication expenses, long-distance telephone expenses, and other expenses incurred by the Representative in connection with the proposed offering. If the amount of the Representative's actual accountable out-of-pocket expenses is less than $50,000, then the Representative shall promptly repay the Company the difference between the $50,000 advanced by the Company and the Representative's actual accountable out-of-pocket expenses.


    6. WARRANT SOLICITATION FEE. The Company agrees to pay the Representative a fee of five percent (5%) of the aggregate exercise price of the Warrants if
(i) the market price of the Common Stock is not less than the exercise price of the Warrants on the date of exercise; (ii) the exercise of the Warrants is solicited by the Representative at such time as it is a member of the NASD and the Representative is designated in writing by the holder of the Warrants as the NASD member soliciting the exercise; (iii) the Warrants are not held in a discretionary account; (iv) the disclosure of compensation arrangements is made both at the time of the Offering and at the time of the exercise; and (v) the solicitation of the Warrant exercise is not in violation of Rule 101 of Regulation M promulgated under the 1934 Act. The Company agrees not to solicit the exercise of any Warrant other than through the Representative and will not authorize any other dealer to engage in such solicitation without the prior written consent of the Representative which will not be unreasonably withheld. The Warrant solicitation fee will not be paid in a non solicited transaction. Any request for exercise will be presumed to be unsolicited unless the customer states in writing that the transaction was solicited and designates in writing that the Representative solicited the exercise. No Warrant solicitation by the Representative will occur for a period of 12 months after the Effective Date.

    7. CONDITIONS OF THE UNDERWRITERS' OBLIGATIONS. The obligations of the Underwriters to purchase and pay for the Firm Shares shall be subject, in the Underwriters' sole discretion, to the accuracy of the representations and warranties of the Company and the Selling Shareholders contained herein as of the date hereof and as of the Firm Closing Date as if made on and as of the Firm Closing Date, to the accuracy of the statements of the Company's officers made pursuant to the provisions hereof, to the performance by the Company of its covenants and agreements hereunder and to the following additional conditions:

         (a) If the registration statement, as heretofore amended, has not been declared effective as of the time of execution hereof, the registration statement, as heretofore amended or as amended by an amendment thereto to be filed prior to the Firm Closing Date, shall have been declared effective not later than 5:30 P.M., New York City time, on the date on which the amendment to such registration statement containing information regarding the initial public offering price of the Securities has been filed with the Commission, or such later time and date as shall have been consented to by the Underwriters; if required, the Prospectus and any amendment or supplement thereto shall have been filed with the Commission in the manner and within the time period required by Rule 424(b) under the Act, no stop order suspending the effectiveness of the Registration Statement shall have been issued, and no proceedings for that purpose shall have been instituted or threatened or, to the knowledge of the Company or the Underwriters, shall be contemplated by the Commission; and the Company shall have complied with any request of the Commission for additional information (to be included in the Registration Statement or the Prospectus or otherwise).

         (b) The Underwriters shall have received an opinion, dated the Firm Closing Date, of Borden & Elliot, counsel to the Company, to the effect that:

              (1) the Company and each Subsidiary has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its organization and is duly qualified to transact business as a foreign corporation and is in good standing under the laws of each other jurisdiction in which its ownership or leasing of any properties or the conduct of its business requires such qualification, except where the failure to so qualify would not have a materially adverse effect upon the Company;

              (2) the Company and each Subsidiary has full corporate power and authority to own or lease its property and conduct its business as now being conducted and as proposed to be conducted, as described in the Registration Statement and the Prospectus, and the Company has full corporate power and authority to enter into this Agreement, the Warrant Agreement and the Underwriters' Warrant Agreement and to carry out all the terms and provisions hereof and thereof to be carried out by it;

              (3) to the knowledge of such counsel, there are no outstanding options, warrants or other rights granted by the Company to purchase shares of its Common Stock, preferred stock or other securities other than as described in the Prospectus; the Shares have been duly authorized and the Warrant Shares and the Underwriters' Warrant Shares have been duly reserved for issuance by all necessary corporate action on the part of the Company and, the Shares when issued and delivered to and paid for by the Underwriters, pursuant to this Agreement, the Warrant Shares when issued upon payment of the exercise price specified in the Warrants, the Underwriters' Warrants when issued and delivered and paid for in accordance with this Agreement and the Underwriters' Warrant Agreement by the Underwriters and the Warrant Shares when issued upon payment of the exercise price specified in the Underwriters' Warrants, will be validly issued, fully paid, nonassessable and free of preemptive rights and will conform to the description thereof in the Prospectus; to the knowledge of such counsel, no holder of outstanding securities of the Company is entitled as such to any preemptive or other right to subscribe for any of the Shares, the Warrant Shares or the Underwriters' Warrant Shares; and to the knowledge of such counsel, no person is entitled to have securities registered by the Company under the Registration Statement or otherwise under the Act other than as described in the Prospectus;

              (4) the execution and delivery of this Agreement, the Warrant Agreement, the Underwriters' Warrant Agreement and the Financial Advisory and Investment Banking Agreement have been duly authorized by all necessary corporate action on the part of the Company and this Agreement, the Warrant Agreement, the Underwriters' Warrant Agreement and the Financial Advisory and Investment Banking Agreement have been duly executed and delivered by the Company, and each is a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and other similar laws affecting creditors' rights generally and to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law) and except as rights to indemnity and contribution under this Agreement, the Warrant Agreement and the Underwriters' Warrant Agreement may be limited by applicable securities laws and the public policy underlying such laws;

              (5) the Underwriters' Warrants conform to the description thereof in the Registration Statement and in the Prospectus and are duly authorized and upon payment of the purchase price therefore specified in Section 2(d) of this Agreement are validly issued and constitute valid and binding obligations of the Company entitled to the benefits of the Underwriters' Warrant Agreement; and the certificates representing the Securities are in due and proper form under the laws of Canada and any political subdivision thereof;

              (6) the statements set forth in the Prospectus under the caption "Description of Securities" insofar as those statements purport to summarize the terms of the capital stock and warrants of the Company, provide a fair summary of such terms; the statements set forth in the Prospectus describing Canadian or provincial statutes and regulations and with respect to matters of Canadian or Ontario law, including the statements under the captions "Risk Factors - Classification of Physicians as Independent Contractors; Potential Tax Liability," "Risk Factors - Adverse Effect of Provincial Laws Regarding the Corporate Practice of Medicine," "Risk Factors - Corporate Exposure to Professional Liabilities," "Risk Factors - Government Regulations," "Business - Government Regulation," "Business - Proposed Healthcare Legislation," "Tax Aspects of the Offering - Canadian Federal Income Tax Considerations - Persons Not Resident Canada" and the descriptions of the consequences to the Company under such statutes and regulations are fair summaries of the information set forth therein and are accurate in all material respects; the statements in the Prospectus, insofar as those statements constitute summaries of the contracts, instruments, leases or licenses referred to therein, constitute a fair summary of those contracts, instruments, leases or licenses and include all material terms thereof, as applicable;

              (7) none of (A) the execution and delivery of this Agreement, the Warrant Agreement and the Underwriters' Warrant Agreement, (B) the issuance, offering and sale by the Company to the Underwriters of the Securities pursuant to this Agreement and the Underwriters' Warrant Securities pursuant to the Underwriters' Warrant Agreement, nor (C) the compliance by the Company with the other provisions of this Agreement, the Warrant Agreement and the Underwriters' Warrant Agreement and the consummation of the transactions contemplated hereby and thereby, (1) requires the consent, approval, authorization, registration or qualification of or with any court or governmental authority known to us, except such as have been obtained and such as may be required under state blue sky or securities laws, (2) conflicts with or results in a breach or violation of, or constitutes a default under, any material contract, indenture, mortgage, deed of trust, loan agreement, note, lease or other material agreement or instrument known to such counsel to which the Company is a party or by which the Company or any of its property is bound or subject, or the certificate of incorporation or by-laws of the Company, or any material statute or any judgment, decree, order, rule or regulation of any court or other governmental or regulatory authority known to us applicable to the Company, or (3) subjects the Company or investors in the Securities to any tax imposed by Canada or any political subdivision thereof.

              (8) to the knowledge of such counsel, (A) no legal or governmental proceedings are pending to which the Company or a Subsidiary is a party or to which the property of the Company or a Subsidiary is subject and (B) no contract or other document is required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement that is not described therein or filed as required;

              (9) the Company and each of the Subsidiaries possesses adequate licenses, orders, authorizations, approvals, certificates or permits issued by the appropriate Canadian, provincial or local regulatory agencies or bodies necessary to conduct its business as described in the Registration Statement and the Prospectus, and, to the knowledge of such counsel, there are no pending or threatened proceedings relating to the revocation or modification of any such license, order, authorization, approval, certificate or permit, except as disclosed in the Registration Statement and the Prospectus; and

              (10) neither the Company nor any Subsidiary is in violation or breach of, or in default with respect to, any term of its certificate of incorporation or by-laws, and to the knowledge of such counsel, neither the Company nor any Subsidiary is in (i) violation in any material respect of any law, statute, regulation, ordinance, rule, order, judgment or decree of any court or any governmental or regulatory authority applicable to it, or (ii) default in any material respect in the performance or observance of any obligation, agreement, covenant or condition contained in any material contract, indenture, mortgage, deed of trust, loan agreement, note, lease or other material agreement or instrument to which it is a party or by which it or any of its property may be bound or subject, and no event has occurred which with notice, lapse of time or both would constitute such a default.

         (c) The Underwriters shall have received an opinion, dated the Firm Closing Date, of Gersten, Savage, Kaplowitz & Fredericks LLP, counsel to the Company, to the effect that:

              (1) to the knowledge of such counsel, there are no outstanding options, warrants or other rights granted by the Company to purchase shares of its Common Stock, preferred stock or other securities other than as described in the Prospectus; and to the knowledge of such counsel, no person is entitled to have securities registered by the Company under the Registration Statement or otherwise under the Act other than as described in the Prospectus;

              (2) the Shares have been approved for inclusion on The Nasdaq SmallCap Market and the Boston Stock Exchange;

              (3) this Agreement, the Warrant Agreement, the Underwriters' Warrant Agreement and the Financial Advisory and Investment Banking Agreement have been duly executed and delivered by the Company, and each is a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and other similar laws affecting creditors' rights generally and to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law) and except as rights to indemnity and contribution under this Agreement, the Warrant Agreement and the Underwriters' Warrant Agreement may be limited by applicable securities laws and the public policy underlying such laws;

              (4) none of (A) the execution and delivery of this Agreement, the Warrant Agreement and the Underwriters' Warrant Agreement, (B) the issuance, offering and sale by the Company to the Underwriters of the Securities pursuant to this Agreement and the Underwriters' Warrant Securities pursuant to the Underwriters' Warrant Agreement, nor (C) the compliance by the

Company with the other provisions of this Agreement, the Warrant Agreement and the Underwriters' Warrant Agreement and the consummation of the transactions contemplated hereby and thereby, (1) requires the consent, approval, authorization, registration or qualification of or with any court or governmental authority known to us, except such as have been obtained and such as may be required under state blue sky or securities laws, or (2) conflicts with or results in a breach or violation of, or constitutes a default under, any material contract, indenture, mortgage, deed of trust, loan agreement, note, lease or other material agreement or instrument known to us to which the Company is a party or by which the Company or any of its property is bound or subject, or any material statute or any judgment, decree, order, rule or regulation of any court or other governmental or regulatory authority known to us applicable to the Company;

              (5) to the knowledge of such counsel, (A) no legal or governmental proceedings are pending to which the Company or a Subsidiary is a party or to which the property of the Company or a Subsidiary is subject and (B) no contract or other document is required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement that is not described therein or filed as required;

              (6) to the knowledge of such counsel, neither the Company nor any Subsidiary is in default in any material respect in the performance or observance of any obligation, agreement, covenant or condition contained in any material contract, indenture, mortgage, deed of trust, loan agreement, note, lease or other material agreement or instrument to which it is a party or by which it or any of its property may be bound or subject, and no event has occurred which with notice, lapse of time or both would constitute such a default;

              (7) the statements in the Prospectus under the caption "Description of Securities" in the Prospectus, insofar as such statements purport to summarize the terms of the capital stock and warrants of the Company, provide a fair summary of such terms; and the statements in the Prospectus, insofar as those statements constitute matters of law or legal conclusions, or summaries of the contracts, agreement instruments, leases or licenses referred to therein, constitute a fair summary of those matters, legal conclusions, contracts, agreement instruments, leases or licenses and include all material terms thereof as applicable;

              (8) the Registration Statement is effective under the Act; any required filing of the Prospectus pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the Registration Statement or any amendment thereto has been issued, and no proceedings for that purpose have been instituted or threatened or, to the best knowledge of such counsel, are contemplated by the Commission;

              (9) the registration statement originally filed with respect to the Securities and each amendment thereto and the Prospectus (in each case, other than the financial statements and schedules and other financial and statistical information contained therein, as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act and the rules and regulations of the Commission thereunder;

              (10) the Company is not an "investment company" as defined in
Section 3(a) of the Investment Company Act and, if the Company conducts its business as set forth in the Prospectus, it will not become an "investment company" and will not be required to register under the Investment Company Act; and

              (11) the Company's appointment of Borden & Elliot as its agent to receive service of process in any action against it in any federal or state court sitting in the County of New York arising out of the transactions contemplated by this Agreement, assuming the Company's due authorization thereof, is binding upon and enforceable against the Company in accordance with its terms.

         (d) On each Option Closing Date, the Underwriters shall have received the opinion, dated the Option Closing Date, of [insert name of counsel for the Selling Shareholders] in its capacity as counsel for the Selling Shareholders, to the effect set forth below:

              (i) Each Selling Shareholder has full legal right power and authority to enter into this Agreement and to sell, assign, transfer and deliver in the manner provided herein the Option Shares sold by such Selling Shareholder; this Agreement has been duly executed and delivered by such Selling Shareholder; and this Agreement, assuming due authorization, execution and delivery by each other party thereto and further assuming it is a valid and binding agreement of each of the Underwriters, is a valid and binding agreement of such Selling Shareholder, enforceable against such Selling Shareholder in accordance with the terms (except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws now or hereafter in effect relating to or affecting creditors' rights generally and by general principles of equity relating to the availability of remedies and except as rights to indemnity and contribution may be limited by applicable securities laws and the public policy underlying such laws);

              (ii) None of the execution, delivery or performance of this Agreement, the Power of Attorney and the Custody Agreement by such Selling Shareholder and the consummation by such Selling Shareholder of the transactions herein and therein contemplated, conflict with or result in a breach of, or default under, any indenture, mortgage, deed of trust, voting trust agreement, shareholders agreement, note agreement or other agreement or other instrument known to such counsel to which such Selling Shareholder is a party or by which such Selling Shareholder is bound or to which any of the property of any of the Selling Shareholders is subject, or the charter or by-laws of any of the Selling Shareholders and nothing has come to such counsel's attention which causes such counsel to believe that such actions will result in any violation of any law, rule, administrative regulation or court decree applicable to such Selling Shareholder (other than state or provincial securities or blue sky laws or regulations, as to which such counsel need not express any opinion);

              (iii) A Power of Attorney and the Custody Agreement have been duly executed and delivered by each Selling Shareholder and, assuming the due authorization, execution and delivery of the Custody Agreement by the other parties thereto, each constitutes the valid and binding agreement of such Selling Shareholder enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally or by general principles of equity relating to the availability of remedies and except rights to indemnity or contribution may be limited by applicable securities laws and the public policy underlying such laws;

              (iv) Upon the delivery of the Option Shares to be sold hereunder by the Selling Shareholders and payment therefor in accordance with the terms of this Agreement and assuming that each of the Underwriters which has severally purchased such Option Shares acquires such Option Shares without notice of any adverse claim (within the meaning of the Uniform Commercial Code) such Underwriters will have acquired all of the rights of such Selling Shareholder to the Option Shares sold by such Selling Shareholder hereunder, and in addition will have acquired title to such Option Shares free and clear of any adverse claim; and

              (v) Under the laws of Canada or the Province of Ontario, the submission by such Selling Shareholder to the jurisdiction of any United States federal or state court sitting in the City of New York and the designation of the law of the State of New York to apply to this Agreement is binding upon such Selling Shareholder and, if properly brought to the attention of the court or administrative body in accordance with the laws of Canada, or the Province of Ontario, would be enforceable in any judicial or administrative proceeding in Canada or the Province of Ontario.

         Each such counsel also shall state in its opinion that it has participated in the preparation of the Registration Statement and the Prospectus and that nothing has come to its attention that has caused it to believe that the Registration Statement, at the time it became effective (including the information deemed to be a part of the Registration Statement at the time of effectiveness pursuant to Rule 430A(b), if applicable), contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as of its date or as of the Firm Closing Date, contained an untrue statement of material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

    In rendering any such opinion, such counsel may rely, as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company and public officials, copies of which certificates will be provided to the Underwriters, and, as to matters of the laws of certain jurisdictions, on the opinions of other counsel to the Company, which opinions shall also be delivered to the Underwriters, in form and substance acceptable to the Underwriters, if such other counsel expressly authorize such reliance and counsel to the Company expressly states in their opinion that such counsel's and the Underwriters' reliance upon such opinion is justified.

    References to the Registration Statement and the Prospectus in paragraph
(b), (c) and (d) of this Section shall include any amendment or supplement thereto at the date of such opinion.

         (e) The Underwriters shall have received from KPMG, a letter dated the Firm Closing Date and dated each Option Closing Date (as defined below), if applicable, in form and substance satisfactory to the Underwriters, to the effect that (i) they are independent public accountants with respect to the Company within the meaning of the Act and the applicable rules and regulations thereunder; (ii) in their opinion, the consolidated financial statements audited by them and included in the Registration Statement and the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations thereunder; (iii) based upon procedures set forth in detail in such letter, nothing has come to their attention which causes them to believe that (A) the unaudited financial statements as of June 30, 1997 included in the Registration Statement was not determined on a basis substantially consistent with that used in determining the corresponding amounts in the audited financial statements as of December 31, 1996 included in the Registration Statement or (B) at a specified date not more than five days prior to the date of this Agreement, there has been any change in the capital stock of the Company, any increase in the long-term debt or decrease in net sales of the Company and its Subsidiaries, as compared with the amounts shown in the June 30, 1997 balance sheet included in the Registration Statement or as of the date of the most recent financial statements made available by the Company there has been any change in the capital stock of the Company, any increase in the long-term debt or any decrease in net sales, working capital or net assets of the Company and its Subsidiaries as compared with the amounts shown in the June 30, 1997 balance sheet included in the Registration Statement or, during the period from July 1, 1997 through the date of the most recent financial statement made available by the Company and its Subsidiaries, there were any decreases, as compared with the corresponding period in the preceding year, in revenues, or any increase in net loss of the Company, except in all instances for changes, increases or decreases which the Registration Statement and the Prospectus disclose have occurred or may occur; and (iv) in addition to the audit referred to in their opinion and the limited procedures referred to in clause (iii) above, they have carried out certain specified procedures, not constituting an audit, with respect to certain amounts, percentages and financial information (including the summary of consolidated financial information and secured financial information) which are included in the Registration Statement and Prospectus and which are specified by the Underwriters, and have found such amounts, percentages and financial information to be in agreement with the relevant accounting, financial and other records of the Company identified in such letter. References to the Registration Statement and the Prospectus in this paragraph (c) with respect to the letter referred to above shall include any amendment or supplement thereto at the date of such letter.

         (f) The representations and warranties of the Company contained in this Agreement shall be true and correct as if made on and as of the Firm Closing Date; the Registration Statement shall not include any untrue statement of a material fact or omit to state any material fact required to be stated therein necessary to make the statements therein not misleading, and the Prospectus, as amended or supplemented as of the Firm Closing Date, shall not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and the Company shall have performed all covenants and agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Firm Closing Date.


         (g) No stop order suspending the effectiveness of the Registration Statement or any amendment thereto shall have been issued, and no proceedings for that purpose shall have been instituted or threatened or contemplated by the Commission.

         (h) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, there shall not have been any material adverse change, or any development involving a prospective material adverse change, in the business, operations, condition (financial or otherwise), earnings or prospects of the Company and the Subsidiaries, except in each case as described in or contemplated by the Prospectus (exclusive of any amendment or supplement thereto).

         (i) The Underwriters shall have received a certificate, dated the Firm Closing Date, of the Chief Executive Officer and the Secretary of the Company to the effect set forth in subparagraphs (f) through (h) above.

         (j) The Common Stock and Warrants shall be qualified in such jurisdictions as the Underwriters may reasonably request pursuant to section 4(c), and each such qualification shall be in effect and not subject to any stop order or other proceeding on the Firm Closing Date.

         (k) The Company shall have executed and delivered to the Underwriters the Underwriters' Warrant Agreement and a certificate or certificates evidencing the Underwriters' Warrants, in each case in a form acceptable to the Underwriters.

         (l) The Underwriters shall have received Lock-up Agreements executed by the persons listed on Schedule 3 annexed hereto.

         (m) The Underwriters shall have received on each Closing Date a certificate from each Selling Shareholder selling Shares, under this Agreement on such Closing Date to the affect that, and the Underwriters shall be satisfied that, the representations and warranties of such Selling Shareholder contained in this Agreement are true and correct as if made on and as of such Closing Date, and that such Selling Shareholder has complied with all agreements and satisfied all conditions on its part to be complied with or satisfied at or prior to such Closing Date.

         (n) The Selling Shareholders shall have each delivered to the Underwriters on or prior to the date hereof a fully executed Custody Agreement. Each such Selling Shareholder shall also agree and consent to the entry of stop transfer instructions with the Company's transfer agent against the transfer of shares held by such persons, except in compliance with the Custody Agreement and this Agreement.

         (o) On or before the Firm Closing Date, the Underwriters and counsel for the Underwriters shall have received such further certificates, documents, letters or other information as they may have reasonably requested from the Company, the Selling Shareholders, and other security holders of the Company.

    All opinions, certificates, letters and documents delivered pursuant to this Agreement will comply with the provisions hereof only if they are reasonably satisfactory in all material respects to the Underwriters and counsel for the Underwriters. The Company shall furnish to the Underwriters such conformed copies of such opinions, certificates, letters and documents in such quantities as the Underwriters and counsel for the Underwriters shall reasonably request.

    The obligation of the Underwriters to purchase and pay for any Option Securities shall be subject, in its discretion, to each of the foregoing conditions to purchase the Firm Securities, except that all references to the Firm Securities and the Firm Closing Date shall be deemed to refer to such Option Securities and the related Option Closing Date, respectively.

    8.   INDEMNIFICATION AND CONTRIBUTION.

         (a) The Company agrees to indemnify and hold harmless the Underwriters, each Selling Shareholder and each person, if any, who controls the Underwriters or such Selling Shareholder within the meaning of section 15 of the Act or section 20 of the 1934 Act against any losses, claims, damages, or liabilities, joint or several, to which the Underwriters, such Selling Shareholder or such controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon:

              (1) any untrue statement or alleged untrue statement of any material fact contained in (A) the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto or (B) any application or other document, or any amendment or supplement thereto, executed by the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify the Securities under the Blue Sky or securities laws thereof or filed with the Commission or any securities association or securities exchange (each an "Application"), or

              (2) the omission or alleged omission to state in such Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or any Application a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse, as incurred, the Underwriters and such controlling person for any legal or other expenses reasonably incurred by the Underwriters or such controlling person in connection with investigating, defending against or appearing as a third-party witness in connection with any loss, claim, damage, liability, action, investigation, litigation or proceeding; PROVIDED, HOWEVER, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, or any Application in reliance upon and in conformity with written information furnished to the Company by the Underwriters or such Selling Shareholder, as the case may be, specifically for use therein. This indemnity agreement will be in addition to any liability which the Company may otherwise have. The Company will not, without the prior written consent of the Underwriters, such Selling Shareholder or controlling person, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not the Underwriters or any person who controls the Underwriters or such Selling Shareholder within the meaning of section 15 of the Act or section 20 of the 1934 Act is a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of the Underwriters or such Selling Shareholder and each such controlling person from all liability arising out of such claim, action, suit or proceeding.

         (b) Each Selling Shareholder, severally and not jointly, agrees to indemnify and hold harmless the Company, each director of the Company and each officer of the Company who signed the Registration Statement, the Underwriters and each person, if any, who controls the Company or the Underwriters within the meaning of section 15 of the Act or section 20 of the 1934 Act against any losses, claims, damages, liabilities, joint or several, to which the Company, such director or officer of the Company, the Underwriters or such controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon:

              (1) any untrue statement or alleged untrue statement of any material fact contained in (A) the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto or (B) any application or other document, or any amendment or supplement thereto, executed by the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify the Securities under the Blue Sky or securities laws thereof or filed with the Commission or any securities association or securities exchange (each an "Application"), or

              (2) the omission or alleged omission to state in such Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or any Application a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse, as incurred, the Underwriters and such controlling person for any legal or other expenses reasonably incurred by the Underwriters or such controlling person in connection with investigating, defending against or appearing as a third-party witness in connection with any loss, claim, damage, liability, action, investigation, litigation or proceeding, in each case to the extent, but only to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company or the Underwriters by the Selling Shareholder specifically for use therein. This indemnity agreement will be in addition to any liability which the Selling Shareholder may otherwise have. The Selling Shareholder will not, without the prior written consent of the Company and the Underwriters, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not the Company or the Underwriters or any person who controls the Company or the Underwriters within the meaning of section 15 of the Act or section 20 of the 1934 Act is a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of the Company, the Underwriters and each such controlling person from all liability arising out of such claim, action, suit or proceeding.

         (c) The Underwriters will indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement, each Selling Shareholder, and each person, if any, who controls the Company or such Selling Shareholder within the meaning of section 15 of the Act or section 20 of the Exchange Act against, any losses, claims, damages or liabilities to which the Company or any such director, officer, Selling Shareholder or controlling person may become subject under the Act or otherwise, but only insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or any Application, or (ii) the omission or the alleged omission to state therein a material fact required to be stated in the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or any Application, or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by the Underwriters specifically for use therein; and, subject to the limitation set forth immediately preceding this clause, will reimburse, as incurred, any legal or other expenses reasonably incurred by the Company or any such director, officer, such Selling Shareholder or controlling person in connection with investigating or defending any such loss, claim, damage, liability or any action in respect thereof. This indemnity agreement will be in addition to any liability which the Underwriters may otherwise have.

         (d) Promptly after receipt by an indemnified party under this section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this section 8, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this section 8. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be one or more legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnifying party shall not have the right to direct the defense of such action on behalf of such indemnified party or parties and such indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by such indemnified party of counsel appointed to defend such action, the indemnifying party will not be liable to such indemnified party under this section 8 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence or (ii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party. After such notice from the indemnifying party to such indemnified party, the indemnifying party will not be liable for the costs and expenses of any settlement of such action effected by such indemnified party without the consent of the indemnifying party.

         (e) In circumstances in which the indemnity agreement provided for in the preceding paragraphs of this section 8 is unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof), each indemnifying party, in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect (i) the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party on the other from the offering of the Securities or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof). The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, and the other equitable considerations appropriate in the circumstances. The Company and the Underwriters agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the first sentence of this paragraph (d). Notwithstanding any other provision of this paragraph (d), the Underwriters shall not be obligated to make contributions hereunder that in the aggregate exceed the total public offering price of the Securities purchased by the Underwriters under this Agreement, less the aggregate amount of any damages that the Underwriters has otherwise been required to pay in respect of the same or any substantially similar claim, and no person guilty of fraudulent misrepresentation (within the meaning of section 11 (f) of the Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation. For purposes of this paragraph (d), each person, if any, who controls an Underwriters within the meaning of section 15 of the Act or section 20 of the 1934 Act shall have the same rights to contribution as the Underwriters, and each director of the Company, each officer of the Company who signed the Registration Statement and each person, if any, who controls the Company within the meaning of section 15 of the Act or section 20 of the 1934 Act, shall have the same rights to contribution as the Company.

    9.   SUBSTITUTION OF UNDERWRITERS.

    If any Underwriter shall for any reason not permitted hereunder cancel its obligations to purchase the Firm Securities hereunder, or shall fail to take up and pay for the number of Firm Securities set forth opposite names in Schedule 1 hereto upon tender of such Firm Securities in accordance with the terms hereof, then:

         (a) If the aggregate number of Firm Securities which such Underwriter or Underwriters agreed but failed to purchase does not exceed 10% of the total number of Firm Securities, the other Underwriter shall be obligated to purchase the Firm Securities which such defaulting Underwriter agreed but failed to purchase.

         (b) If any Underwriter so defaults and the agreed number of Firm Securities with respect to which such default or defaults occurs is more than 10% of the total number of Firm Securities, the remaining Underwriter shall have the right to take up and pay for the Firm Securities which the defaulting Underwriter agreed but failed to purchase. If such remaining Underwriter does not, at the Firm Closing Date, take up and pay for the Firm Securities which the defaulting Underwriter agreed but failed to purchase, the time for delivery of the Firm Securities shall be extended to the next business day to allow the remaining Underwriter the privilege of substituting within twenty-four hours (including nonbusiness hours) another underwriter or underwriters satisfactory to the Company. If no such underwriter or underwriters shall have been substituted as aforesaid, within such twenty-four hour period, the time of delivery of the Firm Securities may, at the option of the Company, be again extended to the next following business day, if necessary, to allow the Company the privilege of finding within twenty-four hours (including nonbusiness hours) another underwriter or underwriters to purchase the Firm Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase. If it shall be arranged for the remaining Underwriter or substituted Underwriters to take up the Firm Securities of the defaulting Underwriter as provided in this section, (i) the Company or the underwriter shall have the right to postpone the time of delivery for a period of not more than seven business days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other document or arrangements, and the Company agrees promptly to file any amendments to the Registration Statement or supplements to the Prospectus which may thereby be made necessary, and (ii) the respective numbers of Firm Securities to be purchased by the remaining Underwriters or substituted

Underwriters shall be taken as the basis of the underwriting obligation for all purposes of this agreement.

    If in the event of a default by any Underwriter and the remaining Underwriter shall not take up and pay for all the Firm Securities agreed to be purchased by the defaulting Underwriter or substitute another underwriter or underwriters as aforesaid, the Company shall not find or shall not elect to seek another underwriter or underwriters for such Firm Securities as aforesaid, then this Agreement shall terminate.

    If, following exercise of the option provided in Section 3(c) hereof, any Underwriter or Underwriters shall for any reason not permitted hereunder cancel their obligations to purchase Option Securities at the Option Closing Date, or shall fail to take up and pay for the number of Option Securities, which it became obligated to purchase at the Option Closing Date upon tender of such Option Securities in accordance with the terms hereof, then the remaining Underwriters or substituted Underwriters may take up and pay for the Option Units of the defaulting Underwriters in the manner provided in Section 9(b) hereof. If the remaining Underwriters or substituted Underwriters shall not take up and pay for all such Option Securities, the Underwriters shall be entitled to purchase the number of Option Securities for which there is no default or, at their election, the option shall terminate, the exercise thereof shall be of no effect.

    As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section. In the event of termination, there shall be no liability on the part of any non-defaulting Underwriter to the Company, provided that the provisions of this Section 9 shall not in any event affect the liability of any defaulting Underwriter to the Company arising out of such default.


    10. SURVIVAL. The respective representations, warranties, agreements, covenants, indemnities and other statements of the Company, any of its officers or directors and the Underwriter set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement shall remain in full force and effect, regardless of (i) any investigation made by or on behalf of the Company, any of its officers or directors, the Underwriter or any controlling person referred to in section 8 hereof and (ii) delivery of and payment for the Securities. The respective agreements, covenants, indemnities and other statements set forth in sections 5 and 8 hereof shall remain in full force and effect, regardless of any termination or cancellation of this Agreement.

    11.  TERMINATION.

         (a) This Agreement may be terminated with respect to the Firm Securities or any Option Securities in the sole discretion of the Underwriter by notice to the Company given prior to the Firm Closing Date or the related Option Closing Date, respectively, in the event that the Company shall have failed, refused or been unable to perform all obligations and satisfy all conditions on its part to be performed or satisfied under Section 7 hereunder at or prior thereto or if at or prior to the Firm Closing Date or such Option Closing Date, respectively:

              (1) the Company sustains a loss by reason of explosion, fire, flood, accident or other calamity, which, in the opinion of the Underwriter, substantially affects the value of the properties of the Company or which materially interferes with the operation of the business of the Company regardless of whether such loss shall have been insured; there shall have been any material adverse change, or any development involving a prospective material adverse change (including, without limitation, a change in management or control of the Company), in the business, operations, condition (financial or otherwise), earnings or prospects of the Company, except in each case as described in or contemplated by the Prospectus (exclusive of any amendment or supplement thereto);

              (2) any action, suit or proceeding shall be threatened, instituted or pending, at law or in equity, against the Company, by any person or by any federal, state, foreign or other governmental or regulatory commission, board or agency wherein any unfavorable result or decision could materially adversely affect the business, operations, condition (financial or otherwise), earnings or prospects of the Company;

              (3) trading in the Common Stock or Warrants shall have been suspended by the Commission, the NASD or on Nasdaq, or trading in securities generally on the New York Stock Exchange shall have been suspended or minimum or maximum prices shall have been established on either such exchange or quotation system;

              (4) a banking moratorium shall have been declared by Canadian, New York or United States authorities;

              (5) there shall have been (A) an outbreak of hostilities between the United States and any foreign power (or, in the case of any ongoing hostilities, a material escalation thereof), (B) an outbreak of any other insurrection or armed conflict involving the United States or (C) any other calamity or crisis or material change in financial, political or economic conditions, having an effect on the financial markets that, in any case referred to in this clause (5), in the sole judgment of the Underwriter makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities as contemplated by the Registration Statement;

              (6) termination of this Agreement pursuant to this section 10 shall be without liability of any party to any other party, except as provided in section 5(b) and section 8 hereof.

    12. INFORMATION SUPPLIED BY THE UNDERWRITERS. The statements set forth in the first paragraph on page 2, in the first (as to the underwriting commitment of each Underwriter) and second paragraphs under the heading "Underwriting" in any Preliminary Prospectus or the Prospectus (to the extent such statements relate to the Underwriters) constitute the only information furnished by the Underwriters to the Company for the purposes of section 8(b) hereof. The Underwriters confirm that such statements (to such extent) are correct.

    13. NOTICES. All notice hereunder to or upon either party hereto shall be deemed to have been duly given for all purposes if in writing and (i) delivered in person or by messenger or an overnight courier service against receipt, or
(ii) send by certified or registered mail, postage paid, return receipt requested, or (iii) sent by telegram, facsimile, telex or similar means, provided that a written copy thereof is sent on the same day by postage paid first-class mail, to such party at the following address:

To the Company:          Med-Emerg International, Inc.
                         2550 Argentia Road, Suite 205
                         Mississauga, Ontario L5N 5R1
                         Canada
                         Attn: Carl Pahapill
                         Fax:  (905) 858-1399

To the Representative:   Network 1 Financial Securities, Inc. and
                         The Galleria, Penthouse
                         2 Bridge Avenue
                         Red Bank, New Jersey 07701
                         Attn: Corporate Finance Department
                         Fax: (908) 758-6671

or such other address as either party hereto may at any time, or from time to time, direct by notice given to the other party in accordance with this section. The date of giving of any such notice shall be, in the case of clause (i), the date of the receipt; in the case of clause (ii), five business days after such notice or demand is sent; and, in the case of clause (iii), the business day next following the date such notice is sent.

    14. AMENDMENT. Except as otherwise provided herein, no amendment of this Agreement shall be valid or effective, unless in writing and signed by or on behalf of the parties hereto.

    15. WAIVER. No course of dealing or omission or delay on the part of either party hereto in asserting or exercising any right hereunder shall constitute or operate as a waiver of any such right. No waiver of any provision hereof shall be effective, unless in writing and signed by or on behalf of the party to be charged therewith. No waiver shall be deemed a continuing waiver or waiver in respect of any other or subsequent breach or default, unless expressly so stated in writing.

    16. APPLICABLE LAW. This agreement shall be governed by, and interpreted and enforced in accordance with, the laws of the State of New York without regard to principles of choice of law or conflict of laws.

    17. JURISDICTION. Each of the parties hereto hereby irrevocably consents and submits to the exclusive jurisdiction of the Supreme Court of the State of New York and the United States District Court for the Southern District of New York in connection with any suit, action or other proceeding arising out of or relating to this Agreement or the transactions contemplated hereby, waives any objection to venue in the County of New York, State of New York, or such District and agrees that service of any summons, complaint, notice or other process relating to such suit, action or other proceeding may be effected in the manner provided by clause (ii) of Section 12.

    18. REMEDIES. In the event of any actual or prospective breach or default by either party hereto, the other party shall be entitled to equitable relief, including remedies in the nature of rescission, injunction and specific performance. All remedies hereunder are cumulative and not exclusive, and nothing herein shall be deemed to prohibit or limit either party from pursuing any other remedy or relief available at law or in equity for such actual or prospective breach or default, including the recovery of damages.

    19. ATTORNEYS' FEES. The prevailing party in any suit, action or other proceeding arising out of or relating to this Agreement or the transactions contemplated hereby, shall be entitled to recover its costs and reasonable attorneys' fees.

    20. SEVERABILITY. The provisions hereof are severable and in the event that any provision of this Agreement shall be determined to be invalid or unenforceable in any respect by a court of competent jurisdiction, the remaining provisions hereof shall not be affected, but shall, subject to the discretion of such court, remain in full force and effect, and any invalid or unenforceable provision shall be deemed, without further action on the part of the parties hereto, amended and limited to the extent necessary to render the same valid and enforceable.

    21. COUNTERPARTS. This agreement may be executed in counterparts, each of which shall be deemed an original and which together shall constitute one and the same agreement.

    22. SUCCESSORS. This agreement shall inure to the benefit of and be binding upon the Underwriter, the Company and their respective successors and assigns. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person except that (i) the indemnities of the Company contained in section 8 of this Agreement shall also be for the benefit of any person or persons who control any Underwriter within the meaning of section 15 of the Act or section 20 of the Exchange Act and (ii) the indemnities of the Underwriter contained in section 8 of this Agreement shall also be for the benefit of the directors of the Company, the officers of the Company who have signed the Registration Statement and any person or persons who control the Company within the meaning of section 15 of the Act or section 20 of the Exchange Act. No purchaser of Securities from the Underwriter shall be deemed a successor because of such purchase.

    23. TITLES AND CAPTIONS. The titles and captions of the articles and sections of this Agreement are for convenience of reference only and do not in any way define or interpret the intent of the parties or modify or otherwise affect any of the provisions hereof.

    24. GRAMMATICAL CONVENTIONS. Whenever the context so requires, each pronoun or verb used herein shall be construed in the singular or the plural sense and each capitalized term defined herein and each pronoun used herein shall be construed in the masculine, feminine or neuter sense.

    25. REFERENCES. The terms "herein," "hereto," "hereof," "hereby," and "hereafter," and other terms of similar import, refer to this Agreement as a whole, and not to any Article, Section or other part hereof.

    26. ENTIRE AGREEMENT. This Agreement embodies the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes any prior agreement, commitment or arrangement relating thereto.

    If the foregoing correctly sets forth our understanding, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter shall constitute an agreement binding the Company and the Underwriter.

                                  Very truly yours,

                                  MED-EMERG INTERNATIONAL, INC.


                                  By:
                                     ---------------------------------
                                       Name: Carl Pahapill
                                       Title: President

The foregoing agreement is hereby confirmed and accepted as of the date first above written.

NETWORK 1 FINANCIAL SECURITIES, INC.
as representative of the several underwriters listed on Schedule l annexed hereto


By:
    -------------------------------------------
       Name:
       Title:

                                      Schedule 1

                                                      NUMBER OF
UNDERWRITER                  NUMBER OF SHARES         REDEEMABLE WARRANTS
-----------                  ----------------         -------------------

Network I Financial
 Securities, Inc.


                             ----------------         -------------------
    Total                    1,250,000                1,250,000

                                      Schedule 2


                        NUMBER OF OPTION SHARES
                        TO BE PURCHASED BY
                        NETWORK 1 FINANCIAL                TOTAL NUMBER
SELLING SHAREHOLDER     SECURITIES, INC.              OF  OPTION SHARES

1245841 Ontario Inc.                                             46,875
Hampton House Int'l                                              31,625
I. Boulos Bou Dib                                                20,000
Nadim Jebara                                                     10,000
Jane Kingswood                                                   12,000
W. David Wood                                                    12,000
Glen Shelton                                                     10,000
Husein El Dada                                                    8,000
Robert Moskofian                                                  8,000
Mark Wilder                                                       6,000
Peter J. Tanous                                                   5,000
Thomas Nassif                                                     5,000
Elizabeth Huntly-Harmen                                           4,000
Issa Baconi                                                       5,000
Ramzi Bishuti                                                     4,000
                                                                -------

Total                                                           187,500

                           Schedule 3 - Lock-Up Agreements


NAME  OF HOLDER                                                         TERM
---------------                                                         ----

Ramesh Zacharias. . . . . . . . . . . . . . . . . . . . . . . . . . .12 months

Victoria Zacharias. . . . . . . . . . . . . . . . . . . . . . . . . .12 months

Carl W. Pahapill. . . . . . . . . . . . . . . . . . . . . . . . . . .24 months

Robert Rubin. . . . . . . . . . . . . . . . . . . . . . . . . . . . .24 months

Peter Deeb. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .24 months

William Thomson . . . . . . . . . . . . . . . . . . . . . . . . . . .24 months

Kathryn Gamble. . . . . . . . . . . . . . . . . . . . . . . . . . . .24 months

Patrick Michaud . . . . . . . . . . . . . . . . . . . . . . . . . . .24 months

Ambrose Group . . . . . . . . . . . . . . . . . . . . . . . . . . . .24 months

John H. Sununu. . . . . . . . . . . . . . . . . . . . . . . . . . . .24 months

Hampton House Int'l . . . . . . . . . . . . . . . . . . . . . . . . .24 months

I. Boulos Bou Dib . . . . . . . . . . . . . . . . . . . . . . . . . .24 months

Nadim Jebara. . . . . . . . . . . . . . . . . . . . . . . . . . . . .24 months

Jane Kingswood. . . . . . . . . . . . . . . . . . . . . . . . . . . .24 months

W. David Wood . . . . . . . . . . . . . . . . . . . . . . . . . . . .24 months

Glen Shelton. . . . . . . . . . . . . . . . . . . . . . . . . . . . .24 months

Husein El Dada. . . . . . . . . . . . . . . . . . . . . . . . . . . .24 months

Robert Moskofian. . . . . . . . . . . . . . . . . . . . . . . . . . .24 months

Mark Wilder . . . . . . . . . . . . . . . . . . . . . . . . . . . . .24 months

NAME  OF HOLDER                                                         TERM
---------------                                                         ----

Peter J. Tanous . . . . . . . . . . . . . . . . . . . . . . . . . . .24 months

Thomas Nassif . . . . . . . . . . . . . . . . . . . . . . . . . . . .24 months

Elizabeth Huntly-Harmen . . . . . . . . . . . . . . . . . . . . . . .24 months

Issa Baconi . . . . . . . . . . . . . . . . . . . . . . . . . . . . .24 months

Ramzi Bishuti . . . . . . . . . . . . . . . . . . . . . . . . . . . .24 months

Fred Kassner. . . . . . . . . . . . . . . . . . . . . . . . . . . . .24 months

Aleph Mad Family Trust. . . . . . . . . . . . . . . . . . . . . . . .24 months

Whitechapel Management. . . . . . . . . . . . . . . . . . . . . . . .24 months